UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2009

TRX, INC.

(Exact Name Of Registrant As Specified In Charter)

Georgia	000-51478	58-2502748
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2970 Clairmont Road, Suite 300

Atlanta, Georgia 30329

(Address of principal executive offices, including zip code)

(404) 929-6100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Item 2.02	Results of Operations and Financial Condition

On March 9, 2010, TRX, Inc. announced its financial results for the fiscal quarter and year ended December 31, 2009. A copy of TRX’s press release announcing such financial results is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description of Exhibit

99.1	Press Release dated March 9, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRX, INC.
(Registrant)

Date: March 9, 2010	/s/ David D. Cathcart
David D. Cathcart Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release dated March 9, 2010